Form 8-K - CURRENT REPORT

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) August 31, 2000

                       UNITED INVESTORS GROWTH PROPERTIES II
               (Exact name of registrant as specified in its charter)


          Missouri                   0-19242                  43-1542902
       (State or other             (Commission             (I.R.S. Employer
       jurisdiction of             File Number)         Identification Number)
       incorporation)


                                55 Beattie Place

                              Post Office Box 1089

                        Greenville, South Carolina 29602

                      (Address of principal executive offices)


                         (Registrant's telephone number)

                                 (864) 239-1000

                                       N/A

           (Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets

Riverwalk Apartments, located in Houston, Texas, was sold by the Registrant on August 31, 2000. The property was sold to JMA Properties, Inc., a Texas corporation, an unrelated party, for $4,350,000.

Item 7.     Financial Statements and Exhibits

(b)         Pro forma financial information.

The  required  pro  forma  financial   information   will  be  provided  in  the
Registrant's quarterly report on Form 10-QSB for the quarter ended September 30, 2000.

(c)         Exhibits

   10.19 Purchase and Sale Contract between Registrant and JMA Properties Inc., a Texas corporation, dated May 17, 2000.

   10.20 Amendment to Purchase and Sale Contract between Registrant and JMA Properties, Inc., dated June 8, 2000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              UNITED INVESTORS GROWTH PROPERTIES II

                              By:   United Investors Real Estate, Inc.
                                    Its General Partner

                              By:   /s/Patrick J. Foye
                                    Patrick J. Foye
                                    Executive Vice President
                                    and Director

                              Date:

                                                               Exhibit 10.19




                           PURCHASE AND SALE CONTRACT

                                     between

         RIVERWALK ASSOCIATES, L.P. (A MISSOURI LIMITED PARTNERSHIP),
                         a Missouri limited partnership

                                    as Seller

                                       and

                              JMA PROPERTIES, INC.,

                               a Texas corporation

                                  as Purchaser

                           PURCHASE AND SALE CONTRACT

     THIS PURCHASE AND SALE CONTRACT ("Purchase Contract" or the "Agreement") is entered into as of the seventeenth day of May, 2000 (the "Effective Date") by and between RIVERWALK ASSOCIATES, L.P. (A MISSOURI LIMITED PARTNERSHIP), a Missouri limited partnership, having a principal address at 2000 South Colorado Blvd., Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Seller") and JMA
PROPERTIES, INC., a Texas corporation, having a principal address at 3023 Woodcreek Lane, Suite 405, Houston, Texas 77073 ("Purchaser").

      NOW, THEREFORE, WITNESSETH: That for and in consideration of the mutual covenants and agreements hereinafter set forth, Seller and Purchaser hereby agree as follows:

                                    RECITALS

R-1. Seller holds fee title to the parcel or parcels of real estate located in Harris County, Texas, as more particularly described in Exhibit "A" attached hereto and made a part hereof. Improvements have been constructed on the land described in this Recital.

R-2. Purchaser desires to purchase and Seller has agreed to sell such land, improvements and certain associated property, defined below as the "Property" on the terms and conditions set forth below, (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the "Closing Date" (as hereinafter defined) the Property will be conveyed by special warranty deed to Purchaser.

R-3. Purchaser has agreed to pay to Seller the Purchase Price for the Property, and Seller has agreed to sell the Property to Purchaser, on the terms and conditions set forth below.

R-4. Purchaser intends to make investigations regarding the Property, and Purchaser's intended uses of the Property, as Purchaser deems necessary and desirable.

                                    ARTICLE 1

                                  DEFINED TERMS

      1.1 Unless otherwise defined elsewhere herein, terms with initial capital letters in this Purchase Contract shall have the meanings set forth in this
ARTICLE 1 below.

            1.1.1 "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the State in which the Land is located.

            1.1.2 "Closing" means the consummation of the purchase and sale and related transactions contemplated by this Purchase Contract in accordance with the terms and conditions of this Purchase Contract.

            1.1.3 "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held under the terms and conditions of this Purchase Contract and on which date full payment of the Purchase Price for the Property shall have been paid to and received by Seller in immediately available U.S. funds.

            1.1.4 "Deed" has the meaning given such term in Section 7.2.1.1.

            1.1.5 "Excluded Permits" means those Permits which, under applicable law, are nontransferable and such other Permits as may be designated as Excluded Permits on Exhibit "B", if any, attached hereto.

            1.1.6 "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, computers (to the extent located on the Property and owned by Seller), fax machines (to the extent located on the Property and owned by Seller), copiers (to the extent located on the Property and owned by Seller), apparatus, appliances and other articles of tangible personal property now or hereafter located on the Land or in the Improvements as of the date of this Purchase Contract and used or usable in connection with any present or future occupation or operation of all or any part of the Property, but only to the extent transferable. The term "Fixtures and Tangible Personal Property" does not include (i) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased, by Seller, or (ii) property owned or leased by Tenants and guests, employees or other persons furnishing goods or services to the Property, or (iii) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property or (iv) the property and equipment, if any, expressly identified in Exhibit "C".

            1.1.7 [Intentionally Omitted.]

            1.1.8 "Improvements"   means  all  buildings   and   improvements,
located on the Land, taken "as is".

            1.1.9 "Land" means all of those certain tracts of land described on Exhibit "A" attached hereto, and all rights, privileges and appurtenances pertaining thereto.

            1.1.10 "Lease(s)" means the interest of Seller in and to all leases, subleases and other occupancy agreements, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Effective Date for the Property or thereafter as permitted in Section 6.5.

            1.1.11 "Management Contract" means the agreement(s) between Seller and Manager pertaining to the Land and Improvements.

            1.1.12 "Manager" means Insignia Management Group, L.P., or one of its affiliates.

            1.1.13 "Miscellaneous Property Assets" means all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, but only to the extent transferable, excluding, however, (i) receivables, (ii) Property Contracts, (iii) Leases, (iv) Permits, (v) Fixtures and Tangible Personal Property, (vi) Security Deposits, (vii) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (viii) refunds, rebates or other claims, or any interest therein, for periods or events occurring prior to the Closing Date, (ix) utility and similar deposits, (x) insurance or other prepaid items, (xi) Seller's proprietary books and records, and (xii) the Management Contract, except to the extent that Seller receives a credit on the closing statement for any such item. The term "Miscellaneous Property Assets" shall also include the following, but only to the extent owned by Seller and in Seller's possession: site plans, surveys, soil and substrata studies, architectural renderings, plans and specifications, engineering plans and studies, floor plans, tenant data sheets, landscape plans and other plans or studies of any kind, if any, which relate to the Land and or the Improvements or the Fixtures and Tangible Personal Property, and all escrow accounts and reserves maintained by Seller with the holder of the Seller's Note Obligation. The term "Miscellaneous Property Assets" shall also include all of Seller's rights, if any, in and to the name "RIVERWALK APARTMENTS" and any telephone numbers associated with the Property.

            1.1.14      "Mortgage"  shall have the meaning  given such term in
Section 6.4.

            1.1.15 "Mortgagee" means the current holder of record of the Mortgage.

            1.1.16 "Permits" means all licenses and permits granted by governmental authorities having jurisdiction over the Property in respect of the matter to which the applicable license or permit applies and owned by Seller and used in or relating to the ownership, occupancy or operation of the Property or any part thereof not subject to a Lease.

            1.1.17 "Permitted Exceptions" means those exceptions or conditions permitted to encumber the title to the Property in accordance with the provisions of Section 6.2.

            1.1.18 "Property" means the Land and Improvements and all rights of Seller relating to the Land and the Improvements, including without limitation, any rights, title and interest of Seller, if any, in and to (i) any strips and gores adjacent to the Land and any land lying in the bed of any street, road, or avenue opened or proposed, in front of or adjoining the Land, to the center line thereof; (ii) any unpaid award for any taking by condemnation or any damage to the Property by reason of a change of grade of any street or highway; (iii) all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Property; together with all Fixtures and Tangible Personal Property, Property Contracts, Leases, Security Deposits, Permits other than Excluded Permits, and the Miscellaneous Property Assets.

            1.1.19 "Property Contracts" means all purchase orders, maintenance, service, or utility contracts and similar contracts, which relate to the ownership, maintenance, construction or repair and/or operation of the Property and which are not cancelable on ninety (90) days' or shorter Notice, except Leases.

            1.1.20 "Purchase Contract" means this Purchase and Sale Contract by and between Seller and Purchaser.

            1.1.21 "Purchase Price" means the total consideration to be paid by Purchaser to Seller for the purchase of the Property as set forth in Section 3.1.

            1.1.22 "Security Deposits" means all (i) prepaid rent held as security, (ii) security deposits, (iii) pet deposits, if any, and (iv) any other deposits held by Seller under any of the Leases.

            1.1.23 "Seller's Note Obligation" shall mean the promissory note or notes more particularly described on Schedule 1.1.23.

            1.1.24      "Survey"  shall have the meaning  ascribed  thereto in
Section 6.1.

            1.1.25 "Tenant" means any person or entity entitled to occupy any portion of the Property under a Lease.

            1.1.26 "Title Commitment" or "Title Commitments" shall have the meaning ascribed thereto in Section 6.1.

            1.1.27      "Title  Insurer"  shall have the  meaning set forth in
Section 6.1.

                                    ARTICLE 2

                          PURCHASE AND SALE OF PROPERTY

      2.1 Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, in accordance with the terms and conditions set forth in this Purchase Contract.

                                    ARTICLE 3

                            PURCHASE PRICE & DEPOSIT

      3.1 The total purchase price ("Purchase Price") for the Property shall be Four Million Three Hundred Fifty Thousand and No/100 Dollars ($4,350,000.00), which shall be paid by Purchaser, as follows:

            3.1.1 On the date hereof, Purchaser shall deliver to Stewart Title Guaranty Company ("Escrow Agent" or the "Title Insurer") a deposit in the sum of Forty-Three Thousand Five Hundred and No/100 Dollars ($43,500.00), in cash, (such sum being hereinafter referred to and held as the "Initial Deposit"). Purchaser and Seller each approve the form of Escrow Agreement attached as Exhibit "D". On or before the last day of the Feasibility Period (and provided that this Agreement has not been terminated by Purchaser) Purchaser shall deposit into escrow with the Escrow Agent the additional sum of Forty-Three Thousand Five Hundred and No/100 Dollars ($43,500.00), in cash (the "Additional Deposit"). As used herein, the term "Deposit" shall mean, collectively, the Initial Deposit and the Additional Deposit. Seller and Purchaser agree that the amount of One Hundred and No/100 Dollars ($100.00) shall be paid by Purchaser to Seller concurrently with the deposit into escrow of the Deposit, as consideration for Seller's execution and delivery of this Purchase Contract (the "Independent Contract Consideration"). The Independent Contract Consideration is independent of any other consideration or payment provided for in this Purchase Contract and, notwithstanding anything to the contrary herein, is non-refundable in all events.

            3.1.2 The Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms hereof. Escrow Agent shall invest the Deposit in an interest-bearing bank account acceptable to Seller and Purchaser at one or more federally insured national banking association(s) or such other investment as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent, and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit, as set forth below.

            3.1.3 If the sale of the Property is closed by the date fixed therefor (or any extension date provided for herein or by the mutual written consent of the parties hereto, given or withheld in their respective sole discretion), monies held as the Deposit and the Independent Contract Consideration shall be applied to the Purchase Price on the Closing Date and the balance of the Purchase Price, less adjustments provided for herein and the outstanding balance of the Seller's Note Obligation after deducting therefrom the sum of all escrows and reserves for taxes and insurance only held by the holder of the Seller's Note Obligation as of the Closing Date, shall be paid at Closing to Seller in immediately available funds. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to the termination of this Purchase Contract by Purchaser pursuant to ARTICLE 5,
ARTICLE 6, or Section 9.2.4, the Deposit shall be returned and refunded to Purchaser. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to the failure of performance by Seller, Purchaser shall be entitled to the remedy elected by it under and as set forth in ARTICLE 12 hereof.

            3.1.4 If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, the Deposit shall be forfeited by Purchaser and the sum thereof shall go to Seller forthwith as liquidated damages for the lost opportunity costs and transaction expenses incurred by Seller, as more fully set forth in ARTICLE 12 below.

                                    ARTICLE 4

                                    FINANCING

      4.1 Seller has advised Purchaser that, as of the Effective Date, the Property is encumbered by certain liens securing the Seller's Note Obligation. Subject to any restrictions on assumption that may be set forth in the documents evidencing or pertaining to the Seller's Note Obligation (the "Loan Documents"), Purchaser shall, at its sole cost and expense, use commercially reasonable efforts (a) to promptly negotiate the assumption of the Seller's Note Obligation on the Closing Date on terms reasonably acceptable to Purchaser, provided that the terms of such assumption shall not require any increase in the rate of interest payable thereunder, any increase in the amount of the payments of principal and interest due thereunder, any decrease in the term of the maturity thereof, or the payment of any costs or fees in excess of one percent (1%) of the outstanding principal amount to be assumed, plus a fee of $2,000.00, plus customary costs of the holder incurred in connection with attorneys' fees and expenses such as Purchaser's assumption, (b) to obtain the release of Seller and its affiliate guarantor from all liability with respect to the Seller's Note Obligation effective as of the Closing Date, and (c) to obtain the approval of the holder of the Seller's Note Obligation prior to the Closing Date necessary to effect such assumption of the Seller's Note Obligation on the Closing Date. Seller agrees to cooperate with such efforts. Any and all amounts or fees due and payable in connection with the assumption of the Seller's Note Obligation (other than scheduled payments of principal, interest, escrows, and reserves due prior to the Closing Date) shall be paid by Purchaser. Notwithstanding the foregoing, in the event that (a) after using commercially reasonable efforts, Purchaser is unable to (i) assume the Seller's Note Obligation on terms reasonably acceptable to Purchaser (as set forth earlier in this Section 4.1), or (ii) obtain the release of Seller and its affiliate guarantor from all personal liability under the Seller Note Obligation (and Seller has not elected to waive such condition after notice to it from Purchaser that the holder of the Seller's Note Obligation is unwilling to consent to such release), then, upon delivery of written notice by Purchaser to Seller and Escrow Agent, this Purchase Contract shall terminate, in which event the Deposit shall be returned to Purchaser by the Escrow Agent and Seller and Purchaser shall evenly divide the cancellation charges of the Escrow Agent and the Title Insurer, if any, and this Purchase Contract shall automatically be of no further force and effect and neither party shall have any further rights and obligations hereunder except as provided in Section 5.3. In no event shall Seller be obligated to prepay the Seller's Note Obligation.

                                    ARTICLE 5

                               FEASIBILITY PERIOD

      5.1 Subject to the terms of Section 5.3 below, for fifteen (15) calendar days following Purchaser's receipt of the "Materials" (as hereinafter defined), but in no event later than twenty-two (22) calendar days following the Effective Date (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees ("Consultants") shall have the right from time to time to enter onto the Property:

            5.1.1 To conduct and make any and all customary studies, tests, examinations and inspections, or investigations of or concerning the Property (including without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys).

            5.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property.

            5.1.3 To ascertain and confirm the suitability of the Property for Purchaser's intended use.

            5.1.4 To review all Materials and, at the offices of the Manager located at the Property, to review and copy (at Purchaser's expense) Seller's books and records relating to the Property (other than Seller's proprietary information) and all Leases.

      5.2 Purchaser shall have the right to terminate this Purchase Contract for any reason, or no reason, by giving written Notice to Seller and Escrow Agent on or before 10:00 p.m. Central Daylight Time, on the date of expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Purchase Contract shall terminate and be of no further force and effect, subject to and except for Purchaser's liability under Section 5.3, and Escrow Agent shall promptly return the Deposit to Purchaser. If Purchaser fails to provide Seller with written Notice of cancellation prior to the end of the Feasibility Period in strict accordance with the Notice provisions of this Purchase Contract, this Purchase Contract shall remain in full force and effect and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in this ARTICLE 5 and in ARTICLE 9.

      5.3 Purchaser shall indemnify and hold Seller harmless for any actions taken by Purchaser and its Consultants on the Property. Purchaser shall indemnify, defend (with attorneys selected by Seller) and hold Seller harmless from any and all claims, damages, costs and liability which may arise due to such entries, surveys, tests, investigations and the like. Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests, investigations and the like that in its reasonable judgment could result in any injury to the Property or breach of any agreement, or expose Seller to any liability, costs, liens or violations of applicable law, or otherwise adversely affect the Property or Seller's interest therein. Purchaser shall exercise commercially reasonable efforts to minimize disruption to the Tenants in connection with Purchaser's or its Consultants' activities pursuant to this Section. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore the Property to substantially the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this ARTICLE 5 at Purchaser's sole cost and expense. Purchaser shall maintain commercial general liability insurance with broad form contractual and personal injury liability endorsements with respect to Purchaser's activities on the Property pursuant to this Section 5.3, with coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise. The provisions of this Section shall survive the Closing or termination of this Purchase Contract for a period of one (1) year from the Effective Date.

      5.4 Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property, shall deliver to Seller proof of insurance coverage required in Section 5.3 and shall permit Seller to have a representative present during all investigations and inspections conducted with respect to the Property. Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of the Property, and all equipment, materials and substances generated, used or brought onto the Property pose no material threat to the safety of persons or the environment and cause no damage to the Property or other property of Seller or other persons. All information made available by Seller to Purchaser in accordance with this Purchase Contract or obtained by Purchaser in the course of its investigations shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its Consultants, agents and employees from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Purchase Contract, including Purchaser's attorneys and representatives, prospective lenders and engineers.

      5.5 Seller shall deliver to Purchaser within five (5) Business Days from the Effective Date copies of (a) Seller's form residential lease agreement(s) used at the Property, (b) all Property Contracts, (c) engineering and environmental studies in Seller's possession or control relating to the Property and prepared for Seller by third parties (other than proprietary information of Seller), (d) the Loan Documents (to the extent in Seller's possession), and (e) those items set forth in Schedule 5.4 (collectively, the "Materials"). If the sale of the Property is not closed by the date fixed therefor, Purchaser shall, within five (5) calendar days, return all such Materials to Seller.

                                    ARTICLE 6

                                      TITLE

      6.1 On or before five (5) calendar days from the Effective Date, Seller shall cause to be delivered to Purchaser (a) a preliminary title report or commitment (the "Title Commitment") prepared by Stewart Title Guaranty Company (the "Title Insurer") to issue an Owner's Policy of Title Insurance (the "Title Policy") insuring title to the Property to be good and indefeasible in the amount of the Purchase Price, subject only to the Permitted Exceptions
(described below) and other liens and encumbrances not constituting objections to title in accordance herewith, together with legible copies of all instruments identified therein as exceptions, and (b) a survey of the Land and Improvements, prepared in accordance with and complying with the minimum requirements of ALTA and complying with all of Mortgagee's Survey Requirements, in a form, and certified as of a date satisfactory to the Title Insurer to delete standard survey exceptions from the Title Policy, except for any Permitted Exceptions, and (i) showing all improvements, recorded easements (to the extent locatable), set back lines and such other matters shown as exceptions by the Title Commitment; (ii) showing the right of way for all adjacent public streets; (iii) specifically disclosing whether (and, if so, what part of) any of the Property is in an area designated as requirement flood insurance under applicable federal laws regulating lenders; (iv) containing a perimeter legal description of the Property; (v) certified to Purchaser, Mortgagee, Seller and Title Insurer as being true and correct; and (vi) certifying the legal description set forth therein as describing the Property to be purchased by Purchaser pursuant to the terms of this Purchase Contract (the "Survey"). On or before ten (10) days following Purchaser's receipt of the Title Commitment, the documents of record reflected therein, and the Survey, Purchaser shall give written notice (the "Objection Notice") to the attorneys for Seller of any conditions of title subject to which Purchaser is not obligated to take the Property pursuant to the provisions of this Purchase Contract (the "Objections") separately specifying and setting forth each such objection. Seller shall have no obligation to cure any matter set forth in the Objection Notice, but shall extend the Closing Date for up to an additional thirty (30) days to cure any such matter. If Seller gives Purchaser notice (the "Response Notice") that Seller is unable or unwilling to cure any Objection set forth in the Objection Notice, or if Seller fails to or does not give Purchaser a Response Notice, Purchaser may, as its exclusive remedy, elect by written notice to Seller, within five (5) business days after the Objection Notice is given, either (a) to accept such title as Seller is able to convey without any reduction or abatement of the Purchase Price, or (b) to terminate this Purchase Contract in which event the Deposit shall be returned to Purchaser. If Purchaser fails to give notice of its election to terminate this Agreement within such five (5) business day period, Purchaser shall be deemed to have waived such Objections and to have elected to proceed to close the transactions contemplated by this Purchase Contract.

      6.2 All matters disclosed on the Title Commitment which are not objected to in the Objection Notice as timely delivered or which are waived or deemed waived by Purchaser pursuant to the provisions of Section 6.1 above, the Mortgage, and any matter affecting title to the Property, even though not reflected in the Title Commitment if the Title Insurer will insure Purchaser's title clear of the matter or will insure against the enforcement of such matter, shall be deemed to be Permitted Exceptions, other than unpaid liens for real estate and personal property taxes for years prior to the fiscal year in which the Closing Date occurs and any other matter which Seller is obligated to pay and discharge at the Closing under this Purchase Contract, and the amount thereof chargeable to Seller, plus interest and penalties thereon, if any, shall be deducted from the Purchase Price on the Closing Date and paid to the Title Insurer for the payment of such matters. Purchaser agrees to accept title to the Land and Improvements, so long as the same is indefeasible, and the Deed shall be subject to the Permitted Exceptions.

      6.3 Seller agrees that it shall be solely responsible for payment of all costs relating to the issuance of the Title Policy, and Purchaser agrees that it shall be solely responsible for payment of all costs, fees and premiums related to all endorsements or amendments thereof.

      6.4 Notwithstanding the foregoing, any deeds of trust and/or mortgages (including any and all mortgages which secure the Seller's Note Obligations) against the Property (whether one or more, the "Mortgage") shall not be deemed Permitted Exceptions to the extent the Seller's Note Obligation is assumed by Purchaser pursuant to the provisions of ARTICLE 4, whether Purchaser gives written notice of such or not, and subject to the provisions of Section 9.1.8 and Section 9.2.5, shall be paid off, satisfied, discharged and/or cured by Seller at or before Closing.

      6.5 Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the Effective Date and the Closing Date (other than Leases and Property Contracts in the ordinary course of business; provided, however, after the expiration of the Feasibility Period and prior to the Closing Date, all Leases and Property Contracts must be first approved in writing by Purchaser unless [a] such Lease has a term not greater than six [6] months and on other terms and conditions no less favorable to Seller than exist with respect to other comparable units of the Property as reflected on the most recent rent roll delivered to Purchaser, or [b] such Property Contract is terminable on not less than thirty [30] days prior written notice); any such monetary lien or encumbrance so attaching by voluntary act of Seller (hereinafter, a "Voluntary Intervening Lien") shall be discharged by the Seller at or prior to Closing, on the Closing Date, or any extended Closing Date. Except as expressly provided in this ARTICLE 6, Seller shall not be required to undertake efforts to remove any Objection or other lien, encumbrance, security interest, exception, objection or other matter, to make any expenditure of money or institute litigation or any other judicial or administrative proceeding, and Seller may elect not to discharge the same; provided, however, if any lien or encumbrance (other than a Voluntary Intervening Lien) attaches to the Property between the Effective Date of this Purchase Contract and the Closing Date, Seller shall be required to satisfy or discharge said lien or encumbrance at or prior to the Closing.

      6.6 Purchaser shall be responsible for the costs of the Survey up to the amount of $1,000.00 payable at Closing of this Purchase Contract, unless this Purchase Contract is terminated for any reason other than Purchaser's default, in which event Seller shall be solely responsible for the cost of the Survey. Seller agrees that it shall be responsible for all costs of the survey beyond the amount for which Purchaser is responsible pursuant to the preceding sentence. In the event the perimeter legal description of the Property contained in the Survey differs from that contained in the deed or deeds by which Seller took title to the Property, the latter description shall be used in the Deed. Purchaser, at Purchaser's sole cost and expense, may also cause to be prepared an environmental report for the Property.

                                    ARTICLE 7

                                     CLOSING

      7.1   Date,  Place Of Closing,  Prorations,  Delinquent Rent and Closing
Costs.

            7.1.1 The  Closing  shall occur on the later to occur of (a) fifteen
(15) days after the expiration of the Feasibility Period, or (b) fifteen (15) days after receipt by Purchaser of the Mortgagee's approval of Purchaser's assumption of the Seller's Note Obligation (but in no event later than September 15, 2000), through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Purchaser shall provide to Seller written notice of Purchaser's receipt of such assumption approval not more than three (3) Business Days' following the date thereof.

            7.1.2 The Closing Date may be extended without penalty at the option of Seller (a) in the event that the consents and governmental approvals contemplated by Section 8.1.1.1 have not then been obtained by Seller (and such consents and approvals have not been affirmatively and finally denied), to a date not later than seven (7) Business Days following the date on which Seller obtains such consents and approvals (but in no event later than September 15, 2000), provided that (i) Seller provides to Purchaser at least three (3) Business Days' prior written notice of Seller's election to extend the Closing Date pursuant to this Section 7.1.2., (ii) Seller diligently pursues the prompt obtainment of such consents and approvals (using its reasonable best efforts under the circumstances and to the extent within Seller's control), and (iii) Seller provides to Purchaser written notice of its receipt of such consents and approvals (or of the affirmative and final denial of such consents and approvals) not later than three (3) Business Days following such receipt by Seller, or (b) to a date not later than thirty (30) days following the Closing Date specified in Section 7.1.1. (but in no event later than September 15, 2000) to satisfy any other condition to the Closing to be satisfied by Seller, or (c) such later date as is mutually acceptable to Seller and Purchaser.

            7.1.3 All normal and customarily proratable items, including, without limitation, rents and other income from the Property including any bonus or other up-front payment made under or in connection with any laundry room lease or contract which is not canceled at or prior to Closing ("Rents"), operating expenses, personal property taxes and amounts due and payable under the Loan Documents (to the extent the Seller's Note Obligation is assumed by Purchaser), shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. All unapplied Security Deposits, if any, and amounts held in escrow or reserve by or on behalf of the holder of the Seller's Note Obligation pursuant to the terms of the Loan Documents (to the extent that Purchaser assumes the Seller's Note Obligation pursuant to the provisions of ARTICLE 4) shall be transferred by Seller to Purchaser at the Closing or Seller shall be given a credit therefor against the Purchase Price, as Seller may elect. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser, provided that any payments under the Property Contracts have been prorated. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. The provisions of this Section 7.1.3 shall apply during the Proration Period (as defined below). Rents and all related charges shall be prorated based on actual collections as of the Closing Date.

            7.1.4 If any of the items subject to proration  hereunder  cannot be prorated at the Closing because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until one (1) year after the Closing Date. Neither party hereto shall have the right to require a recomputation of a Closing proration or a correction of an error or omission in a Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given Notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give Notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date.

            7.1.5 If on the Closing Date any Tenant is in arrears in any Rent payment under any Tenant lease (the "Delinquent Rent"), any Delinquent Rent received by Purchaser and Seller from such Tenant after the Closing shall be applied to amounts due and payable by such Tenant during the following periods in the following order of priority: (i) first, to the period of time after the Closing Date, and (ii) second, to the period of time before the Closing Date. If Delinquent Rent or any portion thereof received by Seller or Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party. Any monies received by Seller after Closing shall be forwarded to Purchaser for disbursement in accordance with the order of payment provided herein above. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Delinquent Rent owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant (provided, that Seller shall not commence any legal actions or proceedings against any Tenant which continues as a Tenant at the Property after Closing without the prior consent of Purchaser, which will not be unreasonably withheld or delayed), and the delivery of the Assignment as defined in Section 7.2.1.3 shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller at no cost or liability to Purchaser in connection with all efforts by Seller to collect such Delinquent Rent and to take all reasonable steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without  limitation,  the  delivery  to  Seller,  within  seven (7) days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Delinquent Rent by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant Lease with an existing Tenant or evict any existing Tenant from the Property. The provisions of this Section 7.1.5 shall apply during the Proration Period.

            7.1.6 Seller shall pay the cost of all transfer taxes (e.g., excise stamp taxes) and Purchaser shall pay the cost of all recording costs with respect to the Closing. Seller and Purchaser shall share equally in the costs of the Escrow Agent for escrow fees but not any other fees and charges of the Title Insurer.

      7.2   Items To Be Delivered Prior To Or At Closing.

            7.2.1 Seller. At Closing, Seller shall deliver to Escrow Agent (for delivery to Purchaser upon the consummation of the Closing), each of the following items, as applicable:

                  7.2.1.1 A Special Warranty Deed in the form attached as Exhibit "E" (the "Deed"). The acceptance of such deed at Closing, shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller's part to be performed under this Purchase Contract, except for those that this Purchase Contract specifically provides shall survive Closing.

                  7.2.1.2 A Bill of Sale without recourse or warranty in the form attached as Exhibit "F", covering all Property Contracts, Leases, Security Deposits, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property required to be transferred to Purchaser with respect to such Property. Purchaser shall countersign the same so as to effect an assumption by Purchaser of, among other things, Seller's obligations thereunder.

                  7.2.1.3 An Assignment (to the extent assignable and in force and effect) without recourse or warranty in the form attached as Exhibit "G" of all of Seller's right, title and interest in and to the Miscellaneous Property Assets, subject to any required consents. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.

                  7.2.1.4 A closing statement executed by Seller.

                  7.2.1.5 A title affidavit or, at Seller's option, an indemnity, as applicable, in the customary form reasonably acceptable to Seller and Title Insurer to enable Title Insurer to delete the standard exceptions to the title insurance policy to be issued pursuant to the Title Commitment (the "Title Policy") (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing); provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Purchase Contract; and

                  7.2.1.6  A  certification  of  Seller's   non-foreign   status
pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

                  7.2.1.7 Except for the items expressly listed above to be delivered at Closing, delivery of any other required items shall be deemed made by Seller to Purchaser, if Seller leaves such documents at the Property in their customary place of storage or in the custody of Purchaser's representatives.

                  7.2.1.8 Evidence that the Management Agreement has been terminated.

                  7.2.1.9 A rent roll for the Property, updated to the Closing Date and certified by Seller, listing the monthly base rent payable, lease expiration date and unapplied Security Deposits for each Lease.

                  7.2.1.10 Resolutions, certificates of good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing Seller's authority to consummate this transaction.

                  7.2.1.11 To the extent in Seller's possession or control, originals or copies of the Leases, Property Contracts, Permits (other than Excluded Permits), lease files, warranties, guaranties, operating manuals, keys to the Property and Seller's books and records (other than proprietary information) regarding the Property.

            7.2.2 Purchaser. At Closing, Purchaser shall deliver to the Title Company (for disbursement to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing:

                  7.2.2.1 The full Purchase Price as required by ARTICLE 3 hereof minus the then outstanding amount of the Seller's Note Obligation, plus any fees or penalties necessary to assume the Seller's Note Obligation, and plus or minus the adjustments or prorations required by this Purchase Contract. If at Closing there are any liens or encumbrances on the Property that Seller is obligated or elects to pay and discharge, Seller may use any portion of the Purchase Price for the Property(s) to satisfy the same, provided that Seller shall have delivered to Title Company, on such Closing instruments in recordable form sufficient to satisfy such liens and encumbrances of record (or, as to any mortgages or deeds of trust, appropriate payoff letters, acceptable to the Title Insurer), together with the cost of recording or filing such instruments. The existence of any such liens or encumbrances shall not be deemed objections to title if Seller shall comply with the foregoing requirements.

                  7.2.2.2 A closing statement executed by Purchaser.

                  7.2.2.3 A countersigned counterpart of the Bill of Sale in the form attached as Exhibit "F".

                  7.2.2.4 A countersigned counterpart of the Assignment in the form attached as Exhibit "G".

                  7.2.2.5 Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Purchase Contract.

            7.2.3 Notice to Tenants. At Closing, Seller and Purchaser shall execute and deliver a letter, dated as of the date of Closing and addressed to all Tenants, informing such Tenants of the transfer of the Property and the assignment of the Leases to Purchaser, together with an instruction to pay all amounts due or to become due under the Leases to Purchaser, including an acknowledgment by Purchaser of receipt of all security deposits (specifying the exact dollar amount of the security deposit) and that Purchaser is responsible for the Tenant's security deposit, and in compliance with Section 92.105 of the Texas Property Code. The letter shall be in the form of Exhibit "H" attached hereto.

                                    ARTICLE 8

                         REPRESENTATIONS, WARRANTIES AND

                        COVENANTS OF SELLER AND PURCHASER

      8.1   Representations, Warranties and Covenants Of Seller.

            8.1.1 For the purpose of inducing Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Seller represents and warrants to Purchaser the following as of the Effective Date and as of the Closing Date:

                  8.1.1.1 Seller is lawfully and duly organized, and, if applicable, in good standing under the laws of the state of its formation set forth in the initial paragraph of this Purchase Contract; and has or at the Closing shall have the power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Purchase Contract, and the consummation of the transactions contemplated by this Purchase Contract, provided, however, that if this representation is or becomes untrue because Seller is unable to obtain any necessary consents of its partners under its or their partnership agreements or the approval of any governmental authority whose approval is required incident to the obtainment of such consents under applicable law, prior to the Closing Date (as the same may be extended pursuant to the provisions hereof), Purchaser's remedies shall be limited to the right to terminate this Purchase Contract and receive a return of the Deposit together with reimbursement from Seller of Purchaser's out-of-pocket costs and expenses incurred in connection with this Purchase Contract and its inspection and investigations of the Property, not to exceed the sum of $30,000.00 in the aggregate. Seller agrees to diligently pursue, using its reasonable best efforts under the circumstances and to the extent in Seller's control, the prompt obtainment of all such consents and approvals, and will provide to Purchaser written notice of the obtainment of such consents and approvals (or the affirmative and final denial of such consents or approvals) within three (3) Business Days of Seller's receipt thereof. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any purchase contract to which Seller is a party or by which Seller is otherwise bound. Seller has not made any other contract for the sale of, or given any other person the right to purchase, all or any part of any of the Property;

                  8.1.1.2 Seller owns indefeasible fee title to the Property, including all real property contained therein required to be sold to Purchaser, subject only to the Permitted Exceptions (provided, however, that if this representation is or becomes untrue [other than through a voluntary act of Seller], Purchaser's remedies shall be limited to the right to terminate this Purchase Contract within five (5) days of receipt by Purchaser from the Title Insurer of such information, and receive a return of the Deposit, and Seller shall have no other liability as a result thereof, either before or after Closing);

                  8.1.1.3 There are no adverse or other parties in possession of the Property, except for occupants, guests and tenants under the Leases (provided, however, that if this representation is or becomes untrue other than through a voluntary act of Seller, Purchaser's remedies shall be limited to the right to terminate this Purchase Contract within five (5) days of receipt by Purchaser from the Title Insurer of such information and receive a return of the Deposit, and Seller shall have no other liability as a result thereof, either before or after Closing);

                  8.1.1.4 The joinder of no person or entity other than Seller is necessary to convey the Property, fully and completely, to Purchaser at Closing, or to fulfill Seller's obligations under this Purchase Contract, and Seller has all necessary right and authority to convey and assign to Purchaser all contract rights and warranties required to be conveyed and assigned to Purchaser hereunder (provided, however, that if this representation is or becomes untrue because Seller is unable to obtain any necessary consents and approvals contemplated in Section 8.1.1.1 prior to the Closing Date, Purchaser's remedies shall be limited to the right to terminate this Purchase Contract, and receive a return of the Deposit together with reimbursement from Seller of the amount of out-of-pocket costs and expenses incurred in connection with this Purchase Contract and its inspection and investigations of the Property, not to exceed the sum of $30,000.00 in the aggregate);

                  8.1.1.5 Purchaser has no duty to collect withholding taxes for Seller pursuant to the Foreign Investors Real Property Tax Act of 1980, as amended;

                  8.1.1.6  To   Seller's   knowledge,   there  are  no  actions,
proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property, as applicable;

                  8.1.1.7 Seller has no knowledge of any claims for labor performed, materials furnished or services rendered in connection with constructing, improving or repairing any of the Property, as applicable, caused by Seller and which remain unpaid beyond the date for which payment was due and in respect of which liens may or could be filed against any of the Property, as applicable;

                  8.1.1.8 To Seller's knowledge, Seller has not received any written notice of any proposed taking, condemnation or special assessment with respect to the Property;

                  8.1.1.9 To Seller's knowledge, Seller has not received any written notice of any uncured violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting the Property;

                  8.1.1.10 To Seller's knowledge, Seller has not received any written notice of any default by Seller under any of the Property Contracts that will not be terminated on the Closing Date or any other contracts affecting the Property;

                  8.1.1.11 Until the Closing Date, Seller agrees to maintain its existing insurance policies covering the Property in full force and effect through the Closing Date, to continue to maintain the Property in substantially the same manner as Seller has been operating the Property immediately prior to the Effective Date, and to cause any of the units on the Property that are vacant as of three days prior to the Closing Date to be in "make ready" condition on the Closing Date; and

                  8.1.1.12 To Seller's knowledge, all documents relating to the Property that are delivered by Seller to Purchaser in connection with this Purchase Contract, are true, correct and complete in all material respects, and none contain any untrue statement of a material fact or omit to state a material fact.

            8.1.2 Except for the representations and warranties expressly set forth above in Subsection 8.1.1, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon any information provided by Seller, "Broker" (as hereinafter defined) or "Other Broker" (as hereinafter defined), or statements, representations or warranties, express or implied, made by or enforceable directly against Seller, Broker or Other Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the Deed and the representations set forth in this ARTICLE 8). If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller, Seller's partners or affiliates or any of their respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Except as otherwise set forth herein, Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Purchase Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Purchase Contract. Purchaser hereby releases
Seller from any and all claims and liabilities relating to the foregoing matters.

            8.1.3 Seller agrees that Purchaser shall be entitled to rely on the foregoing representations and warranties made by Seller herein and that Purchaser has so relied. Seller and Purchaser agree that those representations and warranties contained in Section 8.1 shall survive Closing for a period of one (1) year (the "Survival Period"). Seller shall have no liability after the Survival Period with respect to the representations and warranties contained herein except to the extent that Purchaser has provided written notice to Seller during the Survival Period for breach of any representation or warranty. In the event that Seller breaches any representation contained in Section 8.1 and Purchaser had knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith.

            8.1.4 Representations and warranties above made to the knowledge of Seller shall not be deemed to imply any duty of inquiry. For purposes of this Purchase Contract, the term Seller's "knowledge" shall mean and refer to only actual knowledge of the Designated Representative (as hereinafter defined) of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to (a) Harry Alcock, or (b) Becky White, of Manager.

      8.2   Representations And Warranties Of Purchaser

            8.2.1 For the purpose of inducing Seller to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:

            8.2.2  With  respect  to  Purchaser  and  its  business,   Purchaser
represents and warrants, in particular, that:

                  8.2.2.1 Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Texas.

                  8.2.2.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Purchase Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's officers or members are required to so empower or authorize Purchaser.

                  8.2.2.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Purchase Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

                  8.2.2.4 Purchaser is duly authorized to execute and deliver, acting through its duly empowered and authorized officers, and perform this Purchase Contract and all documents and instruments and transactions contemplated hereby or incidental hereto, and such execution, delivery and performance by Purchaser does not (i) violate any of the provisions of its certificate of incorporation or bylaws, (ii) violate any provision of any law, governmental rule or regulation currently in effect, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect that names or is specifically directed at Purchaser or its property, and (iv) require the consent, approval, order or authorization of, or any filing with or notice to, any court or other governmental authority.

                  8.2.2.5 The joinder of no person or entity other than Purchaser is necessary to consummate the transactions to be performed by Purchaser and Purchaser has all necessary right and authority to perform such acts as are required and contemplated by this Purchase Contract.

            8.2.3 Except for Other Broker, Purchaser has not dealt with any broker, finder or any other person, in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission against Seller or lien or claim against the Property.

            8.2.4 Seller will cooperate with Purchaser in obtaining the consent of the Mortgagee to the assumption of the Mortgage.

                                    ARTICLE 9

                         CONDITIONS PRECEDENT TO CLOSING

      9.1 Without limiting any of the rights of Purchaser elsewhere provided for in this Purchase Contract, Purchaser's obligation to close under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

            9.1.1 All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered and shall be in form and substance reasonably satisfactory to Purchaser;

            9.1.2 Seller's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects as of the Effective Date, and shall be true and correct in all material respects on the Closing Date as though such representations and warranties were made at and as of such date and time (and Purchaser shall be permitted to perform an inspection of the Property immediately prior to the Closing Date to verify same);

            9.1.3 Seller shall have fully complied with, fulfilled and performed in all material respects, each of the covenants, terms, conditions, and other obligations in this Purchase Contract to be performed or complied with or fulfilled by Seller at or prior to Closing;

            9.1.4 Neither Seller nor Seller's general partner shall be a debtor in any bankruptcy proceeding or shall have been in the last 6 months a debtor in any bankruptcy proceeding;

            9.1.5 A taking of all or any part of the Property must not have been commenced or threatened in writing;

            9.1.6 The actual occupancy level of the Property shall not have decreased by more than ten percent (10%) from the actual occupancy level on the Effective Date;

            9.1.7 Seller shall have terminated any Property Contracts which are not being assumed by Purchaser as of the Closing Date (and which are capable of being terminated by Seller without penalty or cost to Seller);

            9.1.8 All consents required for Purchaser's assumption of the Seller's Note Obligation which may be required shall have been obtained in accordance with the requirements of ARTICLE 4;

            9.1.9 Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth above. If any of the above conditions is not satisfied, then notwithstanding anything to the contrary contained in this Purchase Contract, Purchaser may, at its option (a) extend the Closing Date to permit satisfaction of such condition,
(b) waive such condition and proceed to Closing and accept title to the Property with an agreed-upon offset or deduction from the Purchase Price (assuming Seller and Purchaser can agree upon such offset or deduction amount, and neither party has any obligation to come to an agreement), (c) waive such condition and proceed to Closing and accept title to the Property without any offset or deduction from the Purchase Price, or (d) notify Seller of Purchaser's election to terminate this Purchase Contract and receive a return of the Deposit from the Escrow Agent; and

            9.1.10 There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Seller.

      9.2 Without limiting any of the rights of Seller elsewhere provided for in this Purchase Contract, Seller's obligation with respect to the conveyance of the Property and to close under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

            9.2.1 Purchaser's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date and time;

            9.2.2 Purchaser shall have fully complied with, fulfilled and performed in all material respects, each of the covenants, terms, conditions, and other obligations in this Purchase Contract to be performed or complied with or fulfilled by Purchaser at or prior to Closing, including, without limitation, payment in full of the Purchase Price;

            9.2.3 There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser;

            9.2.4 The  conditions of Section 9.1.8 shall have been  satisfied;
and

            9.2.5 Notwithstanding anything to the contrary, there are no other conditions on Seller's obligation to Close except as expressly set forth above. If any of the above conditions is not satisfied, then notwithstanding anything to the contrary contained in this Purchase Contract, Seller may, at its option
(a) extend the Closing Date to permit satisfaction of such condition, (b) waive such condition and proceed to Closing, or (c) notify Purchaser of Seller's election to terminate this Purchase Contract and receive the Deposit from the Escrow Agent which Seller shall retain as liquidated damages as its sole and exclusive remedy hereunder, in accordance with the provisions of ARTICLE 12 hereof, provided, however, that in the case of any failure to satisfy the conditions contained in Section 9.2.4 above and all of the other conditions of Seller's obligation to close have been satisfied, Seller shall not be entitled to receipt of the Deposit but the Deposit shall be returned to Purchaser by the Escrow Agent.

                                   ARTICLE 10

                                    BROKERAGE

      10.1 Seller represents and warrants to Purchaser that it has dealt only with O'Boyle Properties, Inc., 14114 Dallas Parkway, Suite 520, Dallas, Texas 75240, and Southwest Residential Partners, Inc., 1800 West Loop South, Suite 1710, Houston, Texas 77027 (collectively, "Broker") in connection with this Purchase Contract. Buyer represents and warrants to Seller that it has dealt only with Janarea Incorporated (through William R. Janis, Esq.), 4582 E. Kingwood Drive, Suite 207, Kingwood, Texas 77073 ("Other Broker") in connection with this Purchase Contract. Seller and Purchaser each represents and warrants to the other that other than the Broker and Other Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Purchase Contract, and each party agrees to indemnify the other party from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party.

      10.2 Seller agrees to pay Broker a commission according to the terms of a separate agreement. Additionally, Seller agrees to pay Other Broker a commission equal to three-quarters of a percent (3/4%) of the Purchase Price at Closing. Broker and/or Other Broker shall not be deemed a party or third party beneficiary of this Purchase Contract.

      10.3 Broker and/or Other Broker assume no responsibility for the condition of the Property or representation for the performance of this Purchase Contract by the Seller or Purchaser.

      10.4 The Texas Real Estate License Act requires written notice to Purchaser from any licensed real estate broker or salesman who is to receive a commission from Purchaser that Purchaser should have an attorney of its own selection examine an abstract of title to the property being acquired or that Purchaser should be furnished with or should obtain a title insurance policy. Notice to that effect is, therefore, hereby given to Purchaser on behalf of Broker and/or Other Broker.

      10.5 Seller has been specifically advised by Purchaser that John M. Area III, who is the sole officer, director and shareholder of Purchaser, is also a principal of the Other Broker and that Other Broker exclusively represents Purchaser in connection with this Purchase Contract.

                                   ARTICLE 11

                                   POSSESSION

      11.1 Possession of the Property subject to the Permitted Exceptions shall be delivered to Purchaser at the Closing, subject to Purchaser's right of entry for inspection as set forth in ARTICLE 5.

                                   ARTICLE 12

                              DEFAULTS AND REMEDIES

      12.1 In the event (a) Purchaser terminates this Purchase Contract for any reason other than pursuant to (i) ARTICLE 5, (ii) ARTICLE 6, (iii) Seller's inability to convey title pursuant hereto, or (iv) the inability of Purchaser to satisfy Section 9.1.8, or (b) Purchaser defaults hereunder on or prior to the Closing Date, and consummation of the Closing does not occur by reason of such termination or default by Purchaser (and not by reason of Seller's default hereunder), Seller and Purchaser agree that it would be impractical and extremely difficult to estimate the damages which Seller may suffer. Therefore, Seller and Purchaser hereby agree that, except for the Purchaser's obligations to Seller under Section 5.3, the reasonable estimate of the total net detriment that Seller would suffer in the event that Purchaser so terminates this Purchase Contract or defaults hereunder on or prior to the Closing Date is and shall be, as Seller's sole and exclusive remedy (whether at law or in equity), the right to receive from the Escrow Agent and retain the full amount of the Deposit. The payment of the Deposit as liquidated damages is not intended as a forfeiture or penalty within the meaning of applicable law and is intended to settle all issues and questions about the amount of damages suffered by Seller in the applicable event, except only for damages under Section 5.3 above, irrespective of the time when the inquiry about such damages may take place. Upon any such failure by Purchaser hereunder, this Purchase Contract shall be terminated, and neither party shall have any further rights or obligations hereunder, each to the other, except for the Purchaser's obligations to Seller under Section 5.3 above, and the right of Seller to collect the Deposit as liquidated damages.

      12.2 Provided that Purchaser has not terminated this Purchase Contract and is not otherwise in default hereunder, if the Closing does not occur as a result of Seller's default hereunder (which shall not include Seller's inability to convey title, the inaccuracy of either of Seller's representations and warranties set forth in Sections 8.1.1.2 or 8.1.1.3., the inaccuracy of either or both of Seller's representations and warranties set forth in Sections 8.1.1.1 or 8.1.1.4 due to Seller's inability to obtain any necessary consent or approval prior to the Closing Date (as the same may be extended pursuant to the provisions hereof), or Purchaser's inability to satisfy Section 9.1.8.), Purchaser's sole remedy shall be to elect to either (a) terminate this Purchase Contract and receive reimbursement of the Deposit or (b) enforce specific performance of this Purchase Contract; provided, however, that in the event Purchaser is unable to enforce the remedy of specific performance after using commercially reasonable efforts to seek to enforce such remedy, then in lieu of obtaining specific performance, Purchaser shall have the right to bring suit for damages against Seller in an amount not to exceed $87,000.00 in addition to receiving reimbursement of the Deposit.

                                   ARTICLE 13

                            RISK OF LOSS OR CASUALTY

      13.1 In the event that the Property is damaged or destroyed by fire or other casualty after the Effective Date but prior to Closing, and the cost of repair is more than $100,000.00, then Seller will have no obligation to repair such damage or destruction and, at Purchaser's option, this Agreement shall terminate and the Deposit shall be returned to Purchaser. In the event Purchaser elects not to terminate this Agreement, this transaction shall be closed in accordance with the terms of this Agreement, notwithstanding any such damage or destruction, and Purchaser shall receive, at Closing all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith), but only to the extent the damage or destruction has not been repaired by Seller out of the insurance proceeds.

      13.2 In the event that the Property is damaged or destroyed by fire or other casualty after the Effective Date but prior to the Closing, and the cost of repair is less than $100,000.00, this transaction shall be closed in accordance with the terms of this Agreement, notwithstanding the damage or destruction; provided, however, Seller shall make such repairs if they can be reasonably effected before the Closing. If Seller is unable to effect such repairs, then Purchaser shall receive at Closing all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith), but only to the extent the damage or destruction has not been repaired by Seller out of the insurance proceeds.

                                   ARTICLE 14

                           LEAD-BASED PAINT DISCLOSURE

                          14.1 [Intentionally Omitted.]

                                   ARTICLE 15

                                 EMINENT DOMAIN

      15.1 In the event that at the time of Closing all or any part of the Property is (or has previously been) acquired, or is about to be acquired, by authority of any governmental agency in purchase in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Purchase Contract by giving written Notice within Fifteen (15) days of Purchaser's receipt from Seller of the occurrence of such event and recover the Deposit hereunder, or to settle in accordance with the terms of this Purchase Contract for the full Purchase Price and receive the full benefit or any condemnation award.

                                   ARTICLE 16

                                  MISCELLANEOUS

      16.1  Exhibits And Schedules

      All Exhibits and Schedules, whether or not annexed hereto, are a part of this Purchase Contract for all purposes.

      16.2  Assignability

      Subject to Section 16.18, this Purchase Contract is not assignable without first obtaining the prior written approval of the non-assigning party, except that Purchaser may assign all or an undivided interest in this Purchaser Contract to one or more entities so long as Purchaser is not released from its liability hereunder and Purchaser or its affiliate remains a part of the purchasing entity or such assignment is necessary to accomplish Purchaser's and/or its assign's "Exchange" (as hereinafter defined).

      16.3  Binding Effect

      This Purchase Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

      16.4  Captions

      The captions, headings, and arrangements used in this Purchase Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

      16.5  Number And Gender Of Words

      Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

      16.6  Notices

      All Notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or a nationally recognized overnight carrier for next business day delivery, on the first day following the date of deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery, or (iii) if mailed in the United States Mail, postage prepaid, registered or certified mail, return receipt requested on the third (3rd) Business Day following the date of mailing, or (iv) if sent by telecopier, then on the actual date of delivery (as evidenced by a telecopier confirmation) provided that a copy of the telecopy and confirmation is also sent by U.S. mail, addressed as follows:

            If to Seller:                       If to Purchaser:

            RIVERWALK ASSOCIATES, LP      JMA PROPERTIES, INC.
            2000 South Colorado Boulevard 3023 Woodcreek Lane
            Tower Two, Suite 2-1000       Suite 405
            Denver, Colorado 80222        Houston, Texas 77073
            Attn: Mr. Harry Alcock        Attn: Mr. John M. Area III
            Telephone No: (303) 691-4344  Telephone No: (281) 821-1575
            Facsimile No: (303) 691-5662  Facsimile No: (281) 821-1935

            and:                          with a copy to:

            RIVERWALK ASSOCIATES, LP      Wilson, Cribbs, Goren & Flaum, P.C.
            2000 South Colorado Boulevard 2200 Lyric Centre
            Tower Two, Suite 2-1000       440 Louisiana
            Denver, Colorado 80222        Houston, Texas 77002
            Attn: Mr. Pat Stucker         Attn: Abe S. Goren. Esq.
            Telephone No: (303) 691-4321  Telephone No: (713) 222-9000
            Facsimile No: (303) 692-0786  Facsimile No: (713) 229-8824
            with a copy to:

            Jackson Walker, L.L.P.
            112 E. Pecan
            Suite 2100
            San Antonio, Texas 78205
            Attn: Eileen E. Scherlen, Esq.
            Telephone No: (210) 978-7784
            Facsimile No: (210) 978-7790

      Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Purchase Contract the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.

      16.7  Governing Law And Venue

      The laws of the State in which the Land is located shall govern the validity, construction, enforcement, and interpretation of this Purchase
Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. All claims, disputes and other matters in question arising out of or relating to this Purchase Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in a court for the district in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

      16.8  Entirety And Amendments

      This Purchase Contract embodies the entire Purchase Contract between the parties and supersedes all prior purchase contracts and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

      16.9  Severability

      If any provision of this Purchase Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Purchase Contract shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Purchase Contract; and the remaining provisions of this Purchase Contract shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Purchase Contract.

      16.10 Multiple Counterparts

      This  Purchase   Contract  may  be  executed  in  a  number  of  identical
counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Purchase Contract. In making proof of this Purchase Contract, it shall not be necessary to produce or account for more than one such counterpart.

      16.11 Further Acts

      In addition to the acts and deeds recited herein and contemplated and performed, executed and/or delivered by Seller and Purchaser, Seller and Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds, and assurances as may be necessary to consummate the transactions contemplated hereby.

      16.12 Construction

      No provision of this Purchase Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Purchase Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

      16.13 Confidentiality

      Purchaser and/or Seller shall not disclose the terms and conditions contained in this Purchase Contract, shall keep the same confidential, provided that Purchaser and/or Seller may disclose the terms and conditions of this Purchase Contract (i) as required by law, (ii) to consummate the terms of this Purchase Contract, or any financing relating thereto, or (iii) to Purchaser's and/or Seller's lenders, attorneys and accountants. Any information provided by Seller to Purchaser under the terms of this Purchase Contract is for informational purposes only. In providing such information to Purchaser, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded. Purchaser shall not in any way be entitled to rely upon the accuracy of such information. Such information is also confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion.

      16.14 Time Of The Essence

      It is expressly agreed by the parties hereto that time is of the essence with respect to this Purchase Contract.

      16.15 Cumulative Remedies And Waiver

      No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies herein conferred or referred except as expressly stated otherwise, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Purchase Contract. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Purchase Contract shall be established by conduct, custom, or course of dealing.

      16.16 Litigation Expenses

      In the event either party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation.

      16.17 Time Periods

      Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

      16.18 Exchange

      At the exchanging party's sole cost and expense, Seller and/or Purchaser may structure and consummate the sale and/or purchase of the Property as part of a like-kind exchange (an "Exchange") intended to qualify under ss. 1031 of the Internal Revenue Code of 1986, as amended, provided that: (a) the Closing shall not be delayed or affected by reason of an Exchange; (b) Seller and/or Purchaser shall effect an Exchange through an assignment of this Agreement, and its rights under this Agreement, to a qualified intermediary; and (c) Seller and/or Purchaser shall not be required to take an assignment of the agreement relating to the exchange property or be required to acquire or hold title to any real property for purposes of consummating the other party's Exchange. Seller and/or Purchaser shall cooperate fully and promptly with the other party's conduct of the Exchange, provided that all costs and expenses generated in connection with the Exchange shall be borne solely by the exchanging party. If Seller and/or Purchaser use a qualified intermediary to effectuate the Exchange, any assignment of the rights or obligations of Seller and/or Purchaser hereunder shall not relieve, release or absolve its obligations to the other party. Seller and/or Purchaser shall indemnify and hold harmless the other party from and against any and all liability arising from and out of their respective Exchange(s).

      16.19 No Personal Liability of Officers, Trustees or Directors of Seller's Partners

      Purchaser acknowledges that this Agreement is entered into by Seller which is a Missouri limited partnership, and Purchaser agrees that no individual officer, trustee, director or representative of the partners of Seller shall have any personal liability under this Agreement or any document executed in connection with the transactions contemplated by this Agreement.

      16.20 No Personal Liability of Officers, Trustees or Directors of
Purchaser

      Seller acknowledges that this Agreement is entered into by Purchaser which is a Texas corporation and Seller agrees that no individual officer, trustee, director or representative of Purchaser shall have any personal liability under this Agreement or any document executed in connection with this Agreement.

      16.21 No Exclusive Negotiations

      Seller shall have the right after the delivery to Purchaser of written notice that Seller has obtained all required consents and approvals pursuant to
Section 8.1.1.1., to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Agreement, and that Seller shall not enter into any contract or binding agreement with a third-party for the sale of the Property unless such agreement is contingent on the termination of this Agreement without the Property having been conveyed to Purchaser.

      16.22 DTPA WAIVER

      IT IS THE INTENT OF SELLER AND PURCHASER THAT THE RIGHTS AND REMEDIES WITH RESPECT TO THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT SHALL BE GOVERNED BY LEGAL PRINCIPLES OTHER THAN THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT. ACCORDINGLY, TO THE MAXIMUM EXTENT APPLICABLE AND PERMITTED BY LAW (AND WITHOUT ADMITTING SUCH APPLICABILITY), PURCHASER HEREBY WAIVES THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, CHAPTER 17, SUBCHAPTER 3 (OTHER THAN SECTION 17.555, WHICH IS NOT WAIVED), TEXAS BUSINESS AND COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. FOR PURPOSES OF THE WAIVERS SET FORTH IN THIS AGREEMENT, PURCHASER HEREBY WARRANTS AND REPRESENTS UNTO SELLER THAT (A) PURCHASER HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTION CONTEMPLATED UNDER THIS AGREEMENT, (B) PURCHASER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH SELLER REGARDING THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT, (C) PURCHASER IS REPRESENTED BY LEGAL COUNSEL THAT IS SEPARATE AND INDEPENDENT OF SELLER AND SELLER'S LEGAL COUNSEL AND (D) PURCHASER HAS CONSULTED WITH PURCHASER'S LEGAL COUNSEL REGARDING THIS AGREEMENT PRIOR TO PURCHASER'S EXECUTION OF THIS AGREEMENT AND VOLUNTARILY CONSENTS TO THIS WAIVER.

                 [Remainder of Page Intentionally Left Blank]

      NOW WHEREFORE, the parties hereto have executed this Purchase Contract under seal as of the date first set forth above.

                              Seller:

                              RIVERWALK ASSOCIATES, L.P. (A MISSOURI
                              LIMITED PARTNERSHIP),
                              a Missouri limited partnership

                              By:   United Investors Growth Properties II,
                                    a Missouri limited partnership,
                                    its general partner

                                    By:   United Investors Real Estate, Inc.,
                                          a Delaware corporation,
                                          its general partner


                                          By:   _____________________________
                                          Name: Harry Alcock
                                          Title:Executive Vice President


                              Purchaser:

                              JMA PROPERTIES, INC.,

                               a Texas corporation

                              By:   _____________________________________
                              Name: _____________________________________
                              Title:

                                    EXHIBIT A

                                LEGAL DESCRIPTION

Being a 7.423 acre tract of land (323,292 square feet) lying in the S.C. Hiroms Survey, Abstract No. 33 and the Edward Shipman Survey, Abstract No. 68 in Harris County, Texas, being out of and a portion of the Woodforest Arbor Apartments, Section Two of record in Volume 326 on Page 94 of the Map Records of Harris County, Texas and being that same tract of land as described in a Special Warranty Deed to RIVERWALK ASSOCIATES, L.P., a Missouri Limited Partnership dated March 31, 1992 of record in County Clerk's File No. ###-##-#### of the Real Property Records of Harris County, Texas, said 7.423 acres being more particularly described by Metes and bounds, as follows:

      BEGINNING at a 5/8" rod found marking the west right-of-way line of Normandy Street (a public roadway, 100' in width), the north line of that certain 60.00' wide United Transmission Company Fee Strip of record in Volume 2485 on Page 47 of the Deed Records of Harris County, Texas, the southeast corner of the said Woodforest Arbor Apartments, Section Two tract and being the southeast corner of the herein described tract;

      THENCE N 88(Degree)52'45" W with the north line of the said United Transmission Company Fee Strip, the south line of the said Woodforest Arbor Apartments, Section Two tract and the south line of the herein described tract for a distance of 520.04' to a 5/8" rod found marking the southwest corner of the herein described tract;

      THENCE N 01(Degree)07'03" E over and across the said Woodforest Arbor Apartment, Section Two tract and with the west line of the herein described tract for a distance of 229.88' to a 1/2" rod set marking an angle point in the west line of the herein described tract;

      THENCE N 34(Degree)31'00" E over and across the said Woodforest Arbor Apartments, Section Two tract and with the west line of the herein described tract for a distance of 422.21' to a point lying within the concrete base of a fence post marking the concrete base of a fence post marking an angle point in the south line of Lot 6, Block No. 100 of Woodforest, Section 25 of record in Volume 295 on Page 12 of the said map records, an angle point in the north line of the said Woodforest Apartments, Section Two tract and being the northwest corner of the herein described tract;

      THENCE N. 59o35'36" E with the south line of the Lots 6, 5, 4 and 3 of the said Block 100, Woodforest Section 25, the north line of Woodforest Arbor Apartments Section Two tract and the north line of the herein described tract for a distance of 457.80' to a 5/8" rod found marking the south line of Lot 1, Block No. 100 of the said Wooodforest, Section 25, the north line of the said Woodforest Arbor Apartments, Section Two tract and being the northwest corner of the herein described tract;

      THENCE S 69o09'01" E with the south line of the said Lot 1, the north line of the said Woodforest Arbor Apartments, Section Two tract and the north line of the herein described tract for a distance of 48.28' to a 5/8" rod found marking the northeast corner of the said Woodforest Arbor Apartments, Section Two tract, the southeast corner of the said Lot 1, Block 100 of the Woodforest, Section 25, the west line of the said Normandy Street and being the northeast corner of the herein described tract;

      THENCE S 22o34'40" W with the east line of the said Woodforest Arbor Apartments, Section Two tract, thee west line of the said Normandy Street and the east line of the herein described tract for a distance of 15.57' to a 5/8" rod found marking the beginning of a curve to the left and being an angle point in the east line of the herein described tract;

      THENCE Southerly along the said curve with the east line of the said Woodforest Arbor Apartments, Section Two tract, the west line of the said Normandy Street and the east line of the herein described tract for an arc length of 768.84', radius being 2049.86', delta angle being 21o29'24", chord bears S 11o51'07" W and the chord distance of said curve being 764.34' to a 5/8" rod found marking the end of the said curve and being an angle point in the east line of the herein described tract;

      THENCE S 01o06'26" W with the east line of the said Woodforest Arbor Apartments, Section Two tact, the west line of the said Normandy Street and the east line of the herein described tract for a distance of 40.00' to the point and place of beginning, containing in area, 7.423 acres of land (323,292 square feet), more or less.

                                    EXHIBIT B

                            LIST OF EXCLUDED PERMITS

                          [ to be inserted, if any ]

                                    EXHIBIT C

               LIST OF EXCLUDED PERSONAL PROPERTY OR EQUIPMENT

      1.  Any "Buyer's Access" computer(s) and related software.

                                    EXHIBIT D

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT ("Escrow Agreement") made this _____day of May, 2000 by and among RIVERWALK ASSOCIATES, L.P. (A MISSOURI LIMITED PARTNERSHIP), a Missouri limited partnership ("Seller"), JMA PROPERTIES, INC., a Texas corporation ("Purchaser"), and STEWART TITLE GUARANTY COMPANY ("Escrow Agent");

                                   WITNESSETH:

      Whereas Purchaser and Seller are parties to a certain Purchase and Sale Contract (the "Purchase Contract") made and dated as of the ________ day of May, 2000; and

      Whereas, the Purchase Contract requires that Purchaser provide an initial deposit in the amount of Forty-Three Thousand Five Hundred and No/100 Dollars ($43,500.00) in cash (the "Initial Deposit") and, in the event of the continuation of the Purchase Contract beyond the Feasibility Period (as defined therein), an additional deposit of Forty-Three Thousand Five Hundred and No/100 Dollars ($43,500.00) (the "Additional Deposit") (the Initial Deposit and Additional Deposit being collectively referred to as the "Deposit"), to be held pursuant to an escrow agreement approved by Purchaser and Seller; and

      Now, therefore, the parties agree to the following:

      1. Establishment of Escrow. Escrow Agent hereby acknowledges receipt of Forty-Three Thousand Five Hundred and No/100 Dollars ($43,500.00) in cash
(constituting the Initial Deposit), to be deposited, held, invested, and disbursed for the benefit of Seller and Purchaser and their respective successors and assigns, as provided herein and as provided in the Purchase Contract.

      2. Investment of Escrow Fund. All funds received by Escrow Agent, including the Deposit (collectively, the "Escrow Fund"), shall be held in insured accounts and invested in an interest-bearing bank account acceptable to Seller and Purchaser at one or more federally insured national banking association(s) (or such other investment jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Escrow Fund and shall be remitted to the party entitled to the Escrow Fund, as set forth below.

      3. Application of Escrow Fund. Escrow Agent shall hold the Escrow Fund as provided above and (a) if the sale of the Property is closed by the date fixed therefor (or any extension date provided for by mutual written consent of the parties hereto, given or withheld in their respective sole discretion), Escrow Agent shall deliver the Escrow Fund to Seller in immediately available funds by wire transfer in accordance with the instructions of Seller on the Closing Date as set forth in the Purchase Contract, (b) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Escrow Agent shall return and refund the Escrow Fund to Purchaser, (c) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall give Notice to the Escrow Agent and Seller and in such Notice shall state whether it elects as its remedy return of the Escrow Fund or specific performance of the Purchase Contract; if Purchaser elects return of the Escrow Fund, Escrow Agent shall return and refund the Escrow Fund to Purchaser, (d) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, Escrow Agent shall forthwith deliver the Escrow Fund in immediately available funds by wire transfer in accordance with the instructions of Seller, and (e) if Purchaser shall have canceled the Purchase Contract on or before the expiration of the Feasibility Period (as defined in the Purchase Contract), the Escrow Agent shall return and refund the Escrow Fund to Purchaser.

      If on or prior to the termination of this Escrow Agreement, a party claims to be entitled to payment of the Escrow Fund under the provisions referred to herein, such party shall give Notice to the Escrow Agent and the other party of the claim in writing, describing in such Notice the nature of the claim, and the provisions of the Purchase Contract on which the claim is based. Unless the other party sends the Escrow Agent a written objection to the claim, with a copy concurrently to the claiming party, within ten (10) days after receipt of the Notice of claim, the claim shall be conclusively presumed to have been approved. In such case, or in the event of mutual written consent of the parties hereto, given or withheld in their respective sole discretion, Escrow Agent shall, within two (2) business days thereafter, pay the claim as demanded. Notwithstanding the foregoing, Escrow Agent shall deliver the Escrow Fund to Seller forthwith upon Closing in accordance with the terms of subpart (a) of the immediately preceding paragraph.

      When all monies held by Escrow Agent have been finally distributed in accordance herewith, this Escrow Agreement shall terminate.

      4. Liability. Escrow Agent will be obligated to perform only the duties that are expressly set forth herein. In case of conflicting demands upon Escrow Agent, it may (i) refuse to comply therewith as long as such disagreement continues and make no delivery or other disposition of any funds or property then held (and Escrow Agent shall not be or become liable in any way for such failure or refusal to comply with such conflicting or adverse claims or demands, except for its failure to exercise due care, willful breach and willful misconduct); and (ii) continue to so refrain and so refuse to act until all differences have been adjusted by agreement and, Escrow Agent has been notified thereof in writing signed jointly by Seller and Purchaser or (iii) to interplead the portion of the Escrow Fund in dispute.

      5. No Obligation to Take Legal Action. Escrow Agent shall not be under any obligation to take any legal action in connection with this Escrow Agreement or for its enforcement, or to appear in, prosecute, or defend any action or legal proceeding which, in its opinion, would or might involve it in any costs, expense, loss, or liability, unless and as often as required by it, it is furnished with satisfactory security and indemnity against all such costs, expenses, losses, or liabilities.

      6. Status of Escrow Agent. Escrow Agent is to be considered and regarded as a depository only, and shall not be responsible or liable (except for its failure to exercise due care, willful breach or willful misconduct) for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited pursuant to this Escrow Agreement, nor as to the identity, authority, or rights of any person executing the same. Escrow Agent's duties hereunder shall be limited to the safekeeping and investment of money, instruments, and securities received by it as Escrow Agent and for their disbursement in accordance with the written escrow instructions given it in accordance with this Escrow Agreement.

      7. Written Instructions of Parties. Notwithstanding any contrary provision contained herein, Escrow Agent shall, at all times, have full right and authority and the duty and obligation to pay over and disburse the principal and interest of the Escrow Fund in accordance with the joint written instructions signed by Seller and Purchaser.

      8. Notices. Any required or permitted Notice or other communication under this Escrow Agreement ("Notice") shall be given as follows. All Notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by federal express or other recognized national overnight courier service maintaining records of delivery, or sent by registered or certified mail, postage pre-paid, or sent by facsimile transmission (with a copy of the facsimile confirmation and the facsimile transmission also sent by U.S.
Mail) and addressed as set forth below:

            If to Seller:                       If to Purchaser:

            RIVERWALK ASSOCIATES, LP      JMA PROPERTIES, INC.
            2000 South Colorado Boulevard 3023 Woodcreek Lane
            Tower Two, Suite 2-1000       Suite 405
            Denver, Colorado 80222        Houston, Texas 77073
            Attn: Mr. Harry Alcock        Attn: Mr. John M. Area III
            Telephone No: (303) 691-4344  Telephone No: (281) 821-1575
            Facsimile No: (303) 691-5662  Facsimile No: (281) 821-1935

            and:                          with a copy to:

            RIVERWALK ASSOCIATES, LP      Wilson, Cribbs, Goren & Flaum, P.C.
            2000 South Colorado Boulevard 2200 Lyric Centre
            Tower Two, Suite 2-1000       440 Louisiana
            Denver, Colorado 80222        Houston, Texas 77002
            Attn: Mr. Pat Stucker         Attn: Abe S. Goren. Esq.
            Telephone No: (303) 691-4321  Telephone No: (713) 222-9000
            Facsimile No: (303) 692-0786  Facsimile No: (713) 229-8824

            with a copy to:                     if to Escrow Agent:

            Jackson Walker, L.L.P.        Stewart Title Guaranty Company
            112 E. Pecan                  1980  Post Oak Boulevard
            Suite 2100                    Suite 610
            San Antonio, Texas 78205      Houston, Texas 77056
            Attn: Eileen E. Scherlen, Esq. Attn:  Wendy Howell
            Telephone No: (210) 978-7784  Telephone No.:  (713) 552-1703
            Facsimile No: (210) 978-7790  Facsimile No.: (713) 552-1703

      Any party may change the address to which Notices are to be addressed by giving the other parties Notice in the manner herein set forth. All such Notices, demands, requests and other communications shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or a nationally recognized overnight carrier for next business day delivery, on the first Business Day following the date of deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery, or
(iii) if mailed in the United States Mail, postage prepaid, registered or certified mail, return receipt requested on the third (3rd) Business Day following the date of mailing, or (iv) if sent by telecopier, then on the actual date of delivery (as evidenced by a telecopier confirmation) provided that a copy of the telecopy and confirmation is also sent by U.S. mail.

      9. Fee. Escrow Agent shall receive a fee of $300.00 for its services hereunder, and be paid or reimbursed for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or paid in connection with carrying out its duties hereunder, the payment of all amounts to be shared equally by Purchaser and Seller equally, and not out of the Escrow Fund. Non-payment of such fee by Purchaser or Seller shall not entitle Escrow Agent to refuse or fail to act as required by this Escrow Agreement.

      10. Titles and Section Headings. Titles of sections and subsections contained in this Escrow Agreement are inserted for convenience of reference only, and neither form a part of this Escrow Agreement or are to be used in its construction or interpretation.

      11. Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

      12. Non-Waiver. No waiver by either party of any breach of any term or condition of this Escrow Agreement shall operate as a waiver of any other breach of such term or condition or of any other term or condition. No failure to enforce such provision shall operate as a waiver of such provision or of any other provision hereof, or constitute or be deemed a waiver or release of any other party for anything arising out of, connected with, or based upon this Escrow Agreement.

      13. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns. The parties recognize and acknowledge that the powers and authority granted Escrow Agent herein are each irrevocable and coupled with an interest. Escrow Agent shall have no liability to Seller or Purchaser for any mistakes in judgment in the performance of any function hereunder, except for failure to exercise due care, willful breach and willful misconduct.

      14. Nonlimitation of Liability. Nothing contained herein shall in any way limit the liabilities, obligations and remedies of Seller and Purchaser as set forth in the Purchase Contract.

      15. Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

      16.   Time of Essence.  Time is of the essence of this Escrow Agreement.

      17. Entire Agreement; Modification. This Escrow Agreement supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      In witness whereof each of the parties hereto has caused this Escrow Agreement to be executed under seal on its behalf by duly authorized persons, all as of the day and year first above written.

                              Seller:

                              RIVERWALK ASSOCIATES, L.P. (A MISSOURI
                              LIMITED PARTNERSHIP),
                              a Missouri limited partnership

                              By:   United Investors Growth Properties II,
                                    a Missouri limited partnership,
                                    its general partner

                                    By:   United Investors Real Estate, Inc.,
                                          a Delaware corporation,
                                          its general partner

                                          By:   _____________________________
                                          Name: Harry Alcock
                                          Title:Executive Vice President

                              Purchaser:

                              JMA PROPERTIES, INC.,

                               a Texas corporation

                              By:   _____________________________________
                              Name: _____________________________________
                              Title:

                                  Escrow Agent:

                              STEWART TITLE GUARANTY COMPANY

                              By:   _____________________________________
                              Name: _____________________________________
                              Title:

                                    EXHIBIT E

                          FORM OF SPECIAL WARRANTY DEED

                                     (TEXAS)

THE STATE OF TEXAS          ss.
                            ss.
COUNTY OF HARRIS            ss.

      RIVERWALK ASSOCIATES, L.P. (A MISSOURI LIMITED PARTNERSHIP), a Missouri limited partnership ("Grantor"), for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged and confessed, and for the further consideration that the Grantee hereby assumes and promises to pay, according to the terms thereof, all principal and interest now remaining unpaid on that one certain Promissory Note in the original principal sum of $___________, dated __________________, executed by _________________, and payable to the order of
___________________, and secured by Vendor's Lien retained in Deed of even date therewith recorded under ______ County Clerk's File No. __________ in the __________ Records of ______ County, Texas, and additionally secured by a Deed of Trust of even date therewith to __________________, Trustee, recorded under ______ County Clerk's File No. ____________ in the _______ Records of ________
County, Texas, and Grantee hereby assumes and promises to keep and perform all of the covenants and obligations of the Grantors named in said Deed of Trust, has GRANTED and CONVEYED, and by these presents does GRANT and CONVEY unto ____________________________, a _____________________ ("Grantee"), its legal representatives, successors and assigns forever, all those certain lots, tracts or parcels of land in Harris County, Texas, more particularly described on Exhibit A attached hereto and incorporated herein by this reference for all purposes, together with all the improvements, structures and fixtures situated thereon, and all appurtenances, rights and privileges thereunto attached or in anywise belonging (the "Property");

      EXCEPT THAT, this conveyance is expressly made subject to the Permitted Exceptions described in Exhibit B hereto, to the extent the same are validly existing and applicable to the Property (the "Permitted Encumbrances")

      TO HAVE AND TO HOLD the above described premises unto the said GRANTEE, its successors and assigns forever, and the GRANTOR does hereby bind itself, its successors and assigns to forever warrant and defend said premises unto the said GRANTEE, its successors and assigns against the lawful claims of any person now claiming or to claim the same or any part thereof by through or under Grantor, but not otherwise, subject only to the Permitted Encumbrances.

      In addition, Grantor hereby conveys to Grantee, for the same consideration set forth above and subject to the same consideration set forth above and subject to the Permitted Encumbrances, all of Grantor's right, title and interest, if any, in and to any minerals, oil, gas and other hydrocarbon substances, development rights, air rights, water, water rights, wastewater or other utility rights, water stock relating to the land, strips and gores, streets, alleys, easements, rights-of-way, public ways, or other rights of Grantor appurtenant, abutting or adjoining the Property.

      EXCEPT AS TO THE SPECIAL WARRANTY OF TITLE SET FORTH ABOVE, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT THE GRANT AND CONVEYANCE OF THE PROPERTY IS "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS" OF ANY KIND INCLUDING BUT NOT LIMITED TO ANY MATTER, FACT OR CONDITION PERTAINING TO OR AFFECTED BY ANY APPLICABLE LAW, RULE OR REGULATION PERTAINING TO WATER, AIR, WASTE OR ENVIRONMENTAL PROTECTION (WHETHER ABOVE, WITHIN, UNDER OR ADJACENT TO THE PROPERTY). GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS WARRANTIES, EXPRESS OR IMPLIED, AS TO THE FITNESS, ENVIRONMENTAL COMPLIANCE, HANDICAPPED ACCESSIBILITY LAW COMPLIANCE, ELECTROMAGNETIC FIELD EXPOSURE LEVELS, AREA, CONDITION, QUALITY, QUANTITY,
CHARACTER, SIZE, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, EXPENSES, DESCRIPTION, MERCHANTABILITY OR HABITABILITY OF THE PROPERTY, FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE OR OTHERWISE. GRANTEE, BY ITS ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE GRANTOR, ITS OFFICERS,
DIRECTORS AND TRUSTEES AND THEIR RESPECTIVE AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNEES FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, UNDER CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATION (OTHER THAN THE SPECIAL WARRANTY OF TITLE SET FORTH HEREIN) AND/OR ALLEGED REPRESENTATION.

      Grantee, by its acceptance hereof, hereby assumes payment of all standby charges, ad valorem real estate taxes and assessments with respect to the 2000 calendar year and subsequent calendar years not yet due and payable, each to the extent attributable to all or any portion of the Property.

                  Grantee's address: 3023 Woodcreek Lane
                                     Suite 405
                                     Houston, Texas 77073

      Executed as of the ____ day of ________________, 2000.


                              RIVERWALK ASSOCIATES, L.P. (A MISSOURI
                              LIMITED PARTNERSHIP),
                              a Missouri limited partnership

                              By:   United Investors Growth Properties II,
                                    a Missouri limited partnership,
                                    its general partner

                                    By:   United Investors Real Estate, Inc.,
                                          a Delaware corporation,
                                          its general partner


                                          By:   _____________________________
                                          Name: Harry Alcock
                                          Title:Executive Vice President


THE STATE OF __________     ss.
                            ss.
COUNTY OF ____________      ss.

      This instrument was acknowledged before me on the ____ day of ________________, 2000, by Harry Alcock, Executive Vice President of United Investors Real Estate, Inc., a Delaware corporation, general partner of United Investors Growth Properties II, a Missouri limited partnership, general partner of Riverwalk Associates, L.P. (a Missouri Limited Partnership), a Missouri limited partnership, on behalf of said partnership.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this the ____ day of _____________, 2000.

                                    --------------------------------------
                                    Notary Public in and for
                                    the State of _____________________________

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

Being a 7.423 acre tract of land (323,292 square feet) lying in the S.C. Hiroms Survey, Abstract No. 33 and the Edward Shipman Survey, Abstract No. 68 in Harris County, Texas, being out of and a portion of the Woodforest Arbor Apartments, Section Two of record in Volume 326 on Page 94 of the Map Records of Harris County, Texas and being that same tract of land as described in a Special Warranty Deed to RIVERWALK ASSOCIATES, L.P., a Missouri Limited Partnership dated March 31, 1992 of record in County Clerk's File No. ###-##-#### of the Real Property Records of Harris County, Texas, said 7.423 acres being more particularly described by Metes and bounds, as follows:

      BEGINNING at a 5/8" rod found marking the west right-of-way line of Normandy Street (a public roadway, 100' in width), the north line of that certain 60.00' wide United Transmission Company Fee Strip of record in Volume 2485 on Page 47 of the Deed Records of Harris County, Texas, the southeast corner of the said Woodforest Arbor Apartments, Section Two tract and being the southeast corner of the herein described tract;

      THENCE N 88(Degree)52'45" W with the north line of the said United Transmission Company Fee Strip, the south line of the said Woodforest Arbor Apartments, Section Two tract and the south line of the herein described tract for a distance of 520.04' to a 5/8" rod found marking the southwest corner of the herein described tract;

      THENCE N 01(Degree)07'03" E over and across the said Woodforest Arbor Apartment, Section Two tract and with the west line of the herein described tract for a distance of 229.88' to a 1/2" rod set marking an angle point in the west line of the herein described tract;

      THENCE N 34(Degree)31'00" E over and across the said Woodforest Arbor Apartments, Section Two tract and with the west line of the herein described tract for a distance of 422.21' to a point lying within the concrete base of a fence post marking the concrete base of a fence post marking an angle point in the south line of Lot 6, Block No. 100 of Woodforest, Section 25 of record in Volume 295 on Page 12 of the said map records, an angle point in the north line of the said Woodforest Apartments, Section Two tract and being the northwest corner of the herein described tract;

      THENCE N. 59o35'36" E with the south line of the Lots 6, 5, 4 and 3 of the said Block 100, Woodforest Section 25, the north line of Woodforest Arbor Apartments Section Two tract and the north line of the herein described tract for a distance of 457.80' to a 5/8" rod found marking the south line of Lot 1, Block No. 100 of the said Wooodforest, Section 25, the north line of the said Woodforest Arbor Apartments, Section Two tract and being the northwest corner of the herein described tract;

      THENCE S 69o09'01" E with the south line of the said Lot 1, the north line of the said Woodforest Arbor Apartments, Section Two tract and the north line of the herein described tract for a distance of 48.28' to a 5/8" rod found marking the northeast corner of the said Woodforest Arbor Apartments, Section Two tract, the southeast corner of the said Lot 1, Block 100 of the Woodforest, Section 25, the west line of the said Normandy Street and being the northeast corner of the herein described tract;

      THENCE S 22o34'40" W with the east line of the said Woodforest Arbor Apartments, Section Two tract, thee west line of the said Normandy Street and the east line of the herein described tract for a distance of 15.57' to a 5/8" rod found marking the beginning of a curve to the left and being an angle point in the east line of the herein described tract;

      THENCE Southerly along the said curve with the east line of the said Woodforest Arbor Apartments, Section Two tract, the west line of the said Normandy Street and the east line of the herein described tract for an arc length of 768.84', radius being 2049.86', delta angle being 21o29'24", chord bears S 11o51'07" W and the chord distance of said curve being 764.34' to a 5/8" rod found marking the end of the said curve and being an angle point in the east line of the herein described tract;

      THENCE S 01o06'26" W with the east line of the said Woodforest Arbor Apartments, Section Two tact, the west line of the said Normandy Street and the east line of the herein described tract for a distance of 40.00' to the point and place of beginning, containing in area, 7.423 acres of land (323,292 square feet), more or less.

                                   EXHIBIT "B"

                             PERMITTED ENCUMBRANCES

                                    EXHIBIT F

                              FORM OF BILL OF SALE

      This Bill of Sale ("Assignment") is executed by RIVERWALK ASSOCIATES, L.P. (A MISSOURI LIMITED PARTNERSHIP), a Missouri limited partnership ("Seller"), in favor of JMA PROPERTIES, INC., a Texas corporation ("Purchaser").

      Seller and Purchaser, have entered into that certain Purchase and Sale Contract and dated as of ______________, 2000 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit "A" attached thereto and the improvements located thereon (collectively, the "Project").

      Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

      1. As used herein, the term "Property" shall mean the following property to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project:

            a. Property Contracts. All of Seller's rights and interests in and to purchase orders, maintenance, service or utility contracts and similar contracts which relate to the ownership, maintenance, construction or repair and/or operation of the Project, but only to the extent transferable.

            b. Leases. All of Seller's rights and interests in and to leases, subleases, and other occupancy agreements, whether or not of record, which provide for use or occupancy of space or facilities on or relating to the Project.

            c. Security Deposits. All of Seller's rights and interests in and to any and all (i) prepaid rent held as security, (ii) security deposits, (iii) pet deposits, if any, and (iv) any other deposits held by Seller under any of the leases assigned pursuant hereto.

            d. Licenses and Permits. All of Seller's rights and interests in and to all licenses and/or permits granted by governmental authorities having jurisdiction over the Project and utilized with respect to the Project.

            e. Fixtures and Tangible Personal Property. All of Sellers rights and interests in and to all fixtures, furniture, furnishings, fittings, equipment, machinery, computers (to the extent located on the Property and owned by Seller), fax machines (to the extent located on the Property and owned by Seller), copiers (to the extent located on the Property and owned by Seller), apparatus, appliances and other articles of tangible personal property now located on the Project or in the improvements thereon and used or usable in connection with any present or future occupation or operation of all or any part of the Project, but only to the extent transferable.

      The term "Property" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and (ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller after reasonable pursuit thereof by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

      2. Assignment. Seller hereby assigns, sells and transfers, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property, subject to any rights of consent as provided therein.

      3. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Property and agrees to perform all of the covenants and obligations of Seller thereunder. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property, pertaining to acts arising on or after the date hereof. Seller further agrees to indemnify, defend and hold Purchaser harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property, pertaining to acts arising prior to the date hereof.

      4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

      5. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

      6.    Applicable  Law.  This   Assignment   shall  be  governed  by  and
interpreted in accordance with the laws of the State in which the Property is located.

      7. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience or reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

      8. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

      9. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.

      WITNESS the signatures and seals of the undersigned.

            Dated:      ______________________, 2000.

                              Seller:

                              RIVERWALK ASSOCIATES, L.P. (A MISSOURI
                              LIMITED PARTNERSHIP),
                              a Missouri limited partnership

                              By:   United Investors Growth Properties II,
                                    a Missouri limited partnership,
                                    its general partner

                                    By:   United Investors Real Estate, Inc.,
                                          a Delaware corporation,
                                          its general partner


                                          By:   _____________________________
                                          Name: Harry Alcock
                                          Title:Executive Vice President


                              Purchaser:

                              JMA PROPERTIES, INC.,

                               a Texas corporation

                              By:   _____________________________________
                              Name: _____________________________________
                              Title:

                                    EXHIBIT G

                               GENERAL ASSIGNMENT

      This General Assignment ("Assignment") is executed by RIVERWALK ASSOCIATES, L.P. (A MISSOURI LIMITED PARTNERSHIP), a Missouri limited partnership ("Seller"), in favor of JMA PROPRETIES, INC., a Texas corporation ("Purchaser").

      Seller and Purchaser, have entered into that certain Purchase and Sale Contract and dated as of May, 2000 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit "A" attached thereto and the improvements located thereon collectively, the "Project"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Contract.

      Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

      1. As used herein, the term "Miscellaneous Property Assets" shall mean all contract rights, leases, concessions, warranties, plans, drawings, and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, but only to the extent transferable. The term "Miscellaneous Property Assets" shall also include the following, but only to the extent owned by Seller and in Seller's possession: site plans, surveys, soil and substrata studies, architectural renderings, plans and specifications, engineering and environmental plans and studies, floor plans, tenant data sheets, landscape plans and other plans or studies of any kind, if any, which relate to the Land and or the Improvements or the Fixtures and Tangible Personal Property. The term "Miscellaneous Property Assets" shall also include all of Seller's rights, if any, in and to the name "RIVERWALK APARTMENTS" and any telephone numbers associated with the Property.

      2. The term "Miscellaneous Property Assets" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and
(ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller after reasonable pursuit thereof by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

      3. Assignment. Seller hereby assigns, sells and transfers, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets, subject to any rights of consent as provided therein.

      4. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Miscellaneous Property Assets and agrees to perform all of the covenants and obligations of Seller thereunder. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Miscellaneous Property Assets, pertaining to acts arising on and after the date hereof. Seller further agrees to indemnify, defend and hold Purchaser harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Miscellaneous Property Assets arising prior to the date hereof.

      5. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

      6. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

      7.    Applicable  Law.  This   Assignment   shall  be  governed  by  and
interpreted in accordance with the laws of the State in which the Project is located.

      8. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience or reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

      9. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

      10. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.

      WITNESS the signatures and seals of the undersigned.

      Dated:      ________________________, 2000.

                              Seller:

                              RIVERWALK ASSOCIATES, L.P. (A MISSOURI
                              LIMITED PARTNERSHIP),
                              a Missouri limited partnership

                              By:   United Investors Growth Properties II,
                                    a Missouri limited partnership,
                                    its general partner

                                    By:   United Investors Real Estate, Inc.,
                                          a Delaware corporation,
                                          its general partner


                                          By:   _____________________________
                                          Name: Harry Alcock
                                          Title:Executive Vice President


                              Purchaser:

                              JMA PROPERTIES, INC.,
                              a Texas corporation

                              By:   _____________________________________
                              Name: _____________________________________
                              Title:

                                    EXHIBIT H

Tenants at the Riverwalk Apartments
450 Normandy

Houston, Texas 77015

            Re:   Your lease at __________________________________

Dear Tenant:

      Effective  as of [date],  ______________________,  a  ____________________
(the "Seller"), has sold the Riverwalk Apartments located at 450 Normandy, Houston, Texas 77015 (and has assigned your lease) to ______________________, a _______________________ (the "Purchaser"). In connection with such sale and assignment, the Purchaser has assumed the Seller's obligations as landlord under your lease and has also been transferred any unapplied and refundable portion of your security deposit(s). The amount of your security deposit is $______________________________.

      All rent thereafter due should be made payable to the Purchaser and forwarded to the following address:

                                          =============================
                                          -----------------------------

      All inquiries you may have should be addressed to the property manager at the address set forth above.

                                   Very truly yours,

                                   [Purchaser]

                                    EXHIBIT I

                              NON-FOREIGN AFFIDAVIT

      1. Section 1445 of the Internal Revenue Code of 1986, as amended (the "IRC"), provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person.

      2. In order to inform _______________________,  a Texas _____________ (the
"Transferee"), that withholding of tax is not required upon the disposition by RIVERWALK ASSOCIATES, L.P. (A MISSOURI LIMITED PARTNERSHIP), a Missouri limited partnership (the "Transferor"), of the United States real property more particularly described on Exhibit "A" attached hereto and incorporated herein by reference (the "Property"), the undersigned Transferor certifies and declares by means of this certification, the following:

            (a) The Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as such terms are defined in the IRC and the Treasury Regulations).

            (b)   The Transferor is a ______________, _____________.

            (c) Record title to the Property is in the name of the Transferor.

            (d)   The   Federal   Taxpayer   Identification   Number  for  the
      Transferor is ___________________.

            (e)   The address for the Transferor is:

                        ======================================
                        --------------------------------------

      3. The Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained in this certification may be punished by fine, imprisonment or both.

      Under penalties of perjury, the Transferor declares that it has carefully examined this certification and it is true, correct and complete.

      Executed effective as of the _____ day of ____________, 2000.

                              Transferor:

                              RIVERWALK ASSOCIATES, L.P. (A MISSOURI
                              LIMITED PARTNERSHIP),
                              a Missouri limited partnership

                              By:   United Investors Growth Properties II,
                                    a Missouri limited partnership,
                                    its general partner

                                    By:   United Investors Real Estate, Inc.,
                                          a Delaware corporation,
                                          its general partner

                                          By:   _____________________________
                                          Name: Harry Alcock
                                          Title:Executive Vice President

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

Being a 7.423 acre tract of land (323,292 square feet) lying in the S.C. Hiroms Survey, Abstract No. 33 and the Edward Shipman Survey, Abstract No. 68 in Harris County, Texas, being out of and a portion of the Woodforest Arbor Apartments, Section Two of record in Volume 326 on Page 94 of the Map Records of Harris County, Texas and being that same tract of land as described in a Special Warranty Deed to RIVERWALK ASSOCIATES, L.P., a Missouri Limited Partnership dated March 31, 1992 of record in County Clerk's File No. ###-##-#### of the Real Property Records of Harris County, Texas, said 7.423 acres being more particularly described by Metes and bounds, as follows:

      BEGINNING at a 5/8" rod found marking the west right-of-way line of Normandy Street (a public roadway, 100' in width), the north line of that certain 60.00' wide United Transmission Company Fee Strip of record in Volume 2485 on Page 47 of the Deed Records of Harris County, Texas, the southeast corner of the said Woodforest Arbor Apartments, Section Two tract and being the southeast corner of the herein described tract;

      THENCE N 88(Degree)52'45" W with the north line of the said United Transmission Company Fee Strip, the south line of the said Woodforest Arbor Apartments, Section Two tract and the south line of the herein described tract for a distance of 520.04' to a 5/8" rod found marking the southwest corner of the herein described tract;

      THENCE N 01(Degree)07'03" E over and across the said Woodforest Arbor Apartment, Section Two tract and with the west line of the herein described tract for a distance of 229.88' to a 1/2" rod set marking an angle point in the west line of the herein described tract;

      THENCE N 34(Degree)31'00" E over and across the said Woodforest Arbor Apartments, Section Two tract and with the west line of the herein described tract for a distance of 422.21' to a point lying within the concrete base of a fence post marking the concrete base of a fence post marking an angle point in the south line of Lot 6, Block No. 100 of Woodforest, Section 25 of record in Volume 295 on Page 12 of the said map records, an angle point in the north line of the said Woodforest Apartments, Section Two tract and being the northwest corner of the herein described tract;

      THENCE N. 59o35'36" E with the south line of the Lots 6, 5, 4 and 3 of the said Block 100, Woodforest Section 25, the north line of Woodforest Arbor Apartments Section Two tract and the north line of the herein described tract for a distance of 457.80' to a 5/8" rod found marking the south line of Lot 1, Block No. 100 of the said Wooodforest, Section 25, the north line of the said Woodforest Arbor Apartments, Section Two tract and being the northwest corner of the herein described tract;

      THENCE S 69o09'01" E with the south line of the said Lot 1, the north line of the said Woodforest Arbor Apartments, Section Two tract and the north line of the herein described tract for a distance of 48.28' to a 5/8" rod found marking the northeast corner of the said Woodforest Arbor Apartments, Section Two tract, the southeast corner of the said Lot 1, Block 100 of the Woodforest, Section 25, the west line of the said Normandy Street and being the northeast corner of the herein described tract;

      THENCE S 22o34'40" W with the east line of the said Woodforest Arbor Apartments, Section Two tract, thee west line of the said Normandy Street and the east line of the herein described tract for a distance of 15.57' to a 5/8" rod found marking the beginning of a curve to the left and being an angle point in the east line of the herein described tract;

      THENCE Southerly along the said curve with the east line of the said Woodforest Arbor Apartments, Section Two tract, the west line of the said Normandy Street and the east line of the herein described tract for an arc length of 768.84', radius being 2049.86', delta angle being 21o29'24", chord bears S 11o51'07" W and the chord distance of said curve being 764.34' to a 5/8" rod found marking the end of the said curve and being an angle point in the east line of the herein described tract;

      THENCE S 01o06'26" W with the east line of the said Woodforest Arbor Apartments, Section Two tact, the west line of the said Normandy Street and the east line of the herein described tract for a distance of 40.00' to the point and place of beginning, containing in area, 7.423 acres of land (323,292 square feet), more or less.

                                 SCHEDULE 1.2.23

$3,000,000 note dated December 17, 1999, executed by Seller and payable to the order of GMAC Commercial Mortgage Corporation, assigned to Federal Home Loan Mortgage Corporation.

                                  SCHEDULE 5.4

      1. A current "Rent Roll" (herein so called) prepared (by Seller or its management company) as of the first day of the month of the Effective Date, which Rent Roll shall reflect, as of the date thereof, in relation to Leases and or other tenancy agreements with respect to the Project executed and in effect as of the Effective Date, unit numbers, tenant names, monthly rental, the amount of the tenant's security deposit, and the expiration date of each Lease. The Rent Roll shall be updated monthly and provided to Purchaser on or before the tenth (10th) day of each calendar month preceding Closing. At Closing, Seller shall provide Purchaser with an updated Rent Roll dated not earlier than five
(5) days prior to Closing;

      2. Copies of the tax statements for the Property for the current year (if issued), 1998 and 1999;

      3. Copies of operating statements, and income and expense reports for calendar years ended 1998 and 1999, and 2000 year to date;

      4. A schedule listing physical occupancy for calendar years ended 1998 and 1999, and 2000 year to date;

      5. Statements from each of the utility providers of water/sewer, gas and electricity, summarizing the billing activity for the Property for each month during 1998, 1999 and 2000 year to date (to the extent available);

      6. All notices or correspondence from any taxing authority or tax appraisal district for 1998, 1999 and 2000;

      7.    A  loss  history  report  issued  by  the   Property's   insurance
carrier(s) for the most recent five (5) years, if and to the extent available;

      8. Copies of all certificates of occupancy, life safety inspections, licenses, permits, authorizations and approvals required by law and issued by all governmental authorities having jurisdiction thereover (to the extent available);

      9. A schedule of all employees performing any work with respect to the Property which shall include each employee's respective wage, benefits, duties and job description;

      10. The results of a search (including copies of the instruments referenced in such search and affecting the Property) of the U.C.C. Records of the Secretary of the State of Texas and the U.C.C. Records of the County in which the Property is situated; and

      11. A list of all capital improvements and/or repairs to the Property within the past two (2) years.

                                TABLE OF CONTENTS

ARTICLE 1   DEFINED TERMS............................................1

ARTICLE 2   PURCHASE AND SALE OF PROPERTY............................4

ARTICLE 3   PURCHASE PRICE & DEPOSIT.................................4

ARTICLE 4   FINANCING................................................5

ARTICLE 5   FEASIBILITY PERIOD.......................................6

ARTICLE 6   TITLE....................................................8

ARTICLE 7   CLOSING.................................................10

ARTICLE 8   REPRESENTATIONS,       WARRANTIES       AND      COVENANTS
            OF SELLER AND PURCHASER.................................15

ARTICLE 9   CONDITIONS PRECEDENT TO CLOSING.........................19

ARTICLE 10  BROKERAGE...............................................21

ARTICLE 11  POSSESSION..............................................22

ARTICLE 12  DEFAULTS AND REMEDIES...................................22

ARTICLE 13  RISK OF LOSS OR CASUALTY................................23

ARTICLE 14  LEAD-BASED PAINT DISCLOSURE.............................24

ARTICLE 15  EMINENT DOMAIN..........................................24

ARTICLE 16  MISCELLANEOUS...........................................24

                                                                 Exhibit 10.20


                                 FIRST AMENDMENT

                          TO PURCHASE AND SALE CONTRACT

      THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into as of the 8th day of June, 2000, by and between RIVERWALK ASSOCIATES, L. P. (A MISSOURI LIMITED PARTNERSHIP), a Missouri limited partnership ("Seller"), and JMA PROPERTIES, INC., a Texas corporation ("Purchaser").

                                    RECITALS

      A.....Purchaser  and Seller have entered  into that  certain  Purchase and
Sale Contract (the "Purchase Contract") dated as of May 17, 2000, covering certain parcels of real property located in Harris County, Texas, as more particularly described in the Purchase Contract.

      B.....Purchaser  and  Seller  desire to amend  the  Purchase  Contract  in certain respects, as set forth below.

      C.....All  capitalized  terms used but not defined in this Addendum  shall have the meaning ascribed to them in the Agreement.

                                   AGREEMENTS

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Buyer and Seller hereby agree as follows:

      1.....Section  5.1 shall be amended and modified  such that  expiration of the Feasiblity Period shall be extended from the date which is twenty-two (22) calendar days following the Effective Date to June 13, 2000".

      2.....Except  as modified by this Amendment,  the Purchase  Contract is in full force and effect as originally written.

      3..... This Amendment may be executed (a) by facsimile  transmission,  the same of which will be treated as an original and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      4.....  Each  of the  parties  executing  this  Amendment  represents  and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                              PURCHASER:

                              RIVERWALK ASSOCIATES, L.P. (A
                              MISSOURI LIMITED PARTNERSHIP),
                              a Missouri limited partnership

                              By:   United Investors Growth Properties II,
                                    a Missouri limited partnership,
                                    its general partner

                                    By:   United Investors Real Estate, Inc.,
                                          a Delaware corporation,
                                          its general partner

                                          By:   ________________________
                                                Harry Alcock
                                                Executive Vice President

                              SELLER:

                              JMA PROPERTIES, INC.,

                              a Texas corporation

                              By:   ____________________________________
                                    John M. Area III
                                    President